DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
NOTE 19:-	DERIVATIVE INSTRUMENTS

The Group enters into hedge transactions with a major financial institution, using derivative instruments, primarily forward contracts and options to purchase and sell foreign currencies, in order to reduce the net currency exposure associated with anticipated expenses (primarily salaries and rent expenses) in currencies other than the dollar. The Group currently hedges such future exposures for a maximum period of one year. However, the Group may choose not to hedge certain foreign currency exchange exposures for a variety of reasons, including but not limited to immateriality, accounting considerations and the prohibitive economic cost of hedging particular exposures. There can be no assurance the hedges will offset more than a portion of the financial impact resulting from movements in foreign currency exchange rates.

The Group records all derivatives in the consolidated balance sheet at fair value. The effective portions of cash flow hedges are recorded in other comprehensive income until the hedged item is recognized in earnings. The ineffective portions of cash flow hedges are adjusted to fair value through earnings in financial income or expense.

As of December 31, 2013, there was no deferred gain or loss associated with cash flow hedges recorded in other comprehensive income. As of December 31, 2014, the Group had a net deferred gain associated with cash flow hedges of $127 recorded in other comprehensive income.

The Group entered into forward and options contracts that did not meet the requirement for hedge accounting. The Group measured the fair value of the contracts in accordance with ASC 820, at Level 2. The net gains (losses) recognized in "financial and other expenses, net" during the years ended December 31, 2012, 2013 and 2014 were $452, $(191) and $196, respectively.

As of December 31, 2013, the Group had no outstanding forward and options collar (cylinder) contracts.As of December 31, 2014, the Group had outstanding forward and options collar (cylinder) contracts in the amount of $43,500 which were designated as payroll and rent hedging contracts.

The fair value of the Group's outstanding derivative instruments and the effect of derivative instruments in cash flow hedging relationship on other comprehensive income for the years ended December 31, 2013 and 2014 are summarized below:

Foreign exchange forward		December 31,
and options contracts	Balance sheet	2013	2014

Fair value of foreign exchange forward and options collar (cylinder) contracts	"Other receivables and prepaid expenses"	$-	$446
	"Other payables and accrued expenses"	$-	$(319)

Gains (losses) recognized in other comprehensive income (loss) (effective portion)	"Other comprehensive income (loss)"	$(1,303)	$127

The effect of derivative instruments in cash flow hedging relationship on income for the years ended December 31, 2013 and 2014 is summarized below:

		Year ended
Foreign exchange forward	Comprehensive	December 31,
and options contracts	Income (loss)	2013	2014

Comprehensive income (loss) from derivatives before reclassifications	"Other comprehensive income (loss)"	$1,292	$(367)

Income (loss) reclassified from accumulated other comprehensive income (effective portion)	"Operating expenses"	$2,595	$(494)